AMENDMENT TO LOAN AGREEMENT


                  THIS AMENDMENT TO LOAN AGREEMENT ("Amendment"), dated as of September 3, 1998, between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company having an address at 11 Madison Avenue, New York, New York 10010 ("Lender") and CUTTER SOUND DEVELOPMENT, LTD., MONTVERDE PROPERTY, LTD., NORTHSHORE GOLF PARTNERS, LTD., NORTHSHORE DEVELOPMENT, LTD., U.S. GOLF PELICAN STRAND, INC., U.S. GOLF PINEHURST PLANTATION, LTD., FSD GOLF CLUB, LTD., RH HOLDINGS, INC. and WEDGEFIELD LIMITED PARTNERSHIP (collectively, "Original Borrower") and ARLINGTON LAKES, L.P. ("New Borrower"), each having an address at c/o Golf Communities of America, 255 South Orange Avenue, Firstate Tower, Suite 1515, Orlando, Florida 32801 (Original Borrower and New Borrower, collectively, hereinafter referred to as "Borrower").


                              W I T N E S S E T H :


                  WHEREAS, Original Borrower and Lender were parties to that certain Loan Agreement, dated as of July 2, 1998 (the "Loan Agreement");

                  WHEREAS, concurrently herewith, Lender has made an additional loan to Original Borrower and New Borrower in the original principal amount of $50,000,000 (the "New Loan");

                  WHEREAS, New Borrower has agreed to assume the Obligations (as such term is defined in the Loan Agreement) under the Loan Agreement;

                  WHEREAS, Borrower, New Borrower and Lender have agreed to amend the terms of the Loan Agreement in order to reflect the New Loan, the assumption of the Obligations by New Borrower and to modify and amend certain other terms and provisions of the Loan Agreement;

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants, agreements, representations and warranties hereinafter contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree the Loan Agreement is hereby amended as follows:


                  1. All capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.


                  2. The New Borrower hereby jointly and severally assumes the obligations of the Original Borrower for the performance of the Original Borrower's obligations under the Loan Agreement.

                  3. The reference in the definition of "Spread Maintenance Premium" to "four and one-half percent (4.5%)" is hereby modified to read to "five and six tenths percent (5.6%)".

                  4. The definition of "Borrower" is hereby deleted in its entirety and all references to "Borrower" shall mean, collectively, Original Borrower and New Borrower and each of their respective successors and assigns."

                  5. The definition of "Individual Borrower" is hereby deleted in its entirety and all references to "Individual Borrower" shall mean each Original Borrower and New Borrower and their respective successors and assigns.

                  6. The definition of "Loan" is hereby deleted in its entirety and all references to "Loan" shall mean the loan in the maximum principal amount of $100,950,000 which shall be advanced by Lender in accordance with the terms and conditions of the Loan Agreement, as hereby amended by this Amendment, and which is evidenced by the Note and is secured by each Mortgage and all of the other Loan Documents.

                  7. The definition of "Note" is hereby deleted in its entirety and all references to "Note" shall mean those certain three (3) notes of even date herewith in the principal amounts of $48,456,000, $26,247,000 and $26,247,000, respectively, as the same may be amended, restated replaced supplemented or otherwise modified from time to time.

                  8. The definition of "Payment Date" is hereby deleted in its entirety and all references to "Payment Date" shall mean the eleventh (11th) calendar day of each calendar month commencing with September, 1998.

                  9. The reference in Section 2.3 of the Loan Agreement to "$1,298,250" is hereby deleted in its entirety and replaced with "$2,048,250."

                  10. Section 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           "Section  2.1 The  Loan.  Subject  to the  terms  and
                  conditions set forth herein, Lender hereby agrees to make the Loan to Borrower on the Closing Date in the principal amount not to exceed One Hundred Million Nine Hundred Fifty Thousand And No/100 Dollars ($100,950,000)."

                  11. Section 2.2 of the Loan Agreement is hereby amended as to include the following final sentence:

                  "Notwithstanding anything contained herein to the contrary, the Subsequent Advance in the amount of $6,500,000 shall be made from the Class C Note (as defined in the Note)."

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

                  12. A new Section 8.6.6 is hereby added to the Loan Agreement as follows:


                           "Section   8.6.6  No  Obligation  of  Lender  to
                  Provide Additional Financing. Other than as specifically set forth in this Agreement, Lender shall have no obligation to provide Borrower with additional financing for all or any part of the Property or Properties."

                  13. A new Section 8.16 is hereby added to the Loan Agreement as follows:

                           Section  8.16 Lakes of  Arlington  Property.  (a) The
                  Individual Property owned by Arlington Lakes, L.P. (the "Lakes Property") is made up of a commercial parcel(s) (the
                  "Commercial Parcel"), a residential parcel(s) (the "Residential Parcel") and a golf facility parcel(s) (the "Golf Parcel"), each as more particularly described as set forth on Exhibit L, attached hereto. The Allocated Loan Amount for the Lakes Property and each of the Commercial Parcel, the Residential Parcel and the Golf Parcel is set forth on Exhibit M attached hereto.

                                    (b)   Lender   hereby    acknowledges   that
                  Arlington Lakes, L.P., has informed Lender that it is considering entering into a joint venture agreement with a regional developer in connection with the development of the Residential Parcel or portions thereof; provided, however, that such joint venture partner, joint venture agreement and the terms and conditions thereof are reasonably acceptable to both Lender and Borrower.

                                    (c)  Lender   and   Borrower   hereby   also
                  acknowledge that, at the request of Lender, Arlington Lakes, L.P., will contribute the Commercial Parcel or portions thereof to a to-be-formed entity, with thirty-three percent (33%) of the ownership interest in such entity being held by Arlington Lakes, L.P. and sixty-seven (67%) of the ownership interest in such entity being held by Lender or its designee and such development partners as Lender shall determine; provided, however, Lender shall have no obligation to make an equity contribution in the entity owning the Commercial Parcel and, since Lender shall not be obligated to provide any additional financing pursuant to Section 8.6.6 hereof, if such additional financing is required, it is expected to be provided by the development partners of Lender or a construction lender; provided, further, that such development shall be subject to the approval of Lender and Borrower, which approval with respect to Borrower shall not be unreasonably withheld.

                                    (d) Lender hereby further  acknowledges that
                  Arlington  Lakes,   L.P.,  has  informed  Lender  that  it  is
                  considering contributing the Golf Parcel to a to-be-formed third party golf development and/or management company, with an ownership interest in the newly formed entity being retained by Arlington Lakes, L.P.; provided, however, that such development, management company and the terms and conditions of such development shall be approved by Lender in its sole discretion.

                                    (e)  Lender  shall  have,  in its  sole  and
                  absolute discretion, final approval with respect to any and all development transactions concerning the Commercial Parcel and the Residential Parcel, including, without limitation, the approval of all prospective partners.

                                    (f) It is contemplated that Arlington Lakes,
                  L.P. shall diligently seek to develop, market and sell lots of the Residential Parcel, the Commercial Parcel and the Golf Parcel. In connection therewith, Arlington Lakes, L.P. shall periodically provide Lender with such informational reports with respect to such development, marketing and sales, including personnel conducting same, as Lender may reasonably request.

                                    (g) If within any calendar  year,  Arlington
                  Lakes, L.P., has not sold at least one hundred and fifty (150) lots, Lender shall have the option to purchase a number of lots not to exceed an amount equal to one hundred and fifty
                  (150) less the number of lots actually sold in such calendar year for a purchase price per lot equal to seventy-five percent (75%) of the Projected Price for such lots as set forth on Exhibit N attached hereto.

                                    (h)   Borrower   shall  cause  there  to  be
                  established on the Closing Date an interest reserve initially funded in the amount of $__________________ on the date hereof, with additional fundings by Borrower to take place within one year from the date hereof until the interest reserve shall reach the sum of $14,353,500. The failure of the Borrower to fund such reserve shall constitute an Event of Default hereunder.

                  14. Section 8.7.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "8.7.3   Application of Release Price; Credits.

                  (a) Upon the release of a Release Parcel or Lot from the lien of the Mortgage, the Release Proceeds shall be deposited in the Cash Collateral Account and an amount equal to the Release Price for such Release Parcel or Lot shall be applied first to the Interest Reserve Account in an amount sufficient to bring the balance of such account to the sum of $14,353,500 and, thereafter, such remaining Release Proceeds shall, at the option of Lender, either (i) be allocated to the Monthly Debt Service Subaccount and disbursed to Lender on the Payment Date next following such release in accordance with the Cash Management Agreement and, upon receipt of such Release Price, Lender shall apply such amount to the reduction of the outstanding principal balance of the Loan without any prepayment premium or charge or (ii) be applied to the satisfaction of Borrower's obligation under Section 8.12."

                  15. Exhibit A to the Loan Agreement is amended to include Exhibit A attached hereto.

                  16. Exhibit E to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

                  17. Exhibit K to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit K attached hereto.

                  18. A new Exhibit L is hereby added to the Loan Agreement in the form of Exhibit L attached hereto.

                  19. A new Exhibit M is hereby added to the Loan Agreement in the form of Exhibit M attached hereto.

                  20.. A new Exhibit N is hereby added to the Loan Agreement in the form of Exhibit N attached hereto.

                  21. As hereinabove amended, the Loan Agreement is hereby ratified and remains in full force and effect.

                  22. This Amendment may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

                  23. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  26. At the request of Lender, Borrower shall execute such new Notes, consolidations of the Notes and modifications and amendments to the Notes and the other Loan Documents as may be requested by Lender provided that the Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would change the interest rate or the stated maturity date of the Loan. Borrower hereby agrees that Lender shall have the right to unilaterally adjust the interest rate payable under the Notes so long as the weighted average interest rate payable by Borrower under the Notes shall at all times equal five and six tenths percent (5.6%) over LIBOR. Borrower's failure to execute any such documents shall constitute an Event of Default.

                  27. Notwithstanding anything to the contrary contained in the Notes, he Borrwer and Lender agree that the weighted average interest rate payable by Borrower under the Notes shall at all times equal five and six tenths percent (5.6%) over LIBOR.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                               LENDER:

                               CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
                                  a Delaware limited liability company



                               By:
                                  -------------------------------------------
                                   Name:
                                   Title:


                               BORROWER:

                               CUTTER SOUND DEVELOPMENT, LTD.,
                                   a Florida limited partnership

                                   By:   U.S. Golf (Cutter Sound), Inc.,
                                         its General Partner


                                        By:
                                           ------------------------------------
                                            Name: Warren Stanchina
                                            Title:   President


                               MONTVERDE PROPERTY, LTD.,
                                   a Florida limited partnership

                                   By:   U.S. Golf (Montverde), Inc.,
                                         its General Partner


                                        By:
                                           ------------------------------------
                                            Name: Warren Stanchina
                                            Title:   President

                               NORTHSHORE GOLF PARTNERS, LTD.,
                                   a Texas limited partnership

                                   By:   Northshore U.S. Golf, Inc.,
                                         its General Partner


                                        By:
                                           ------------------------------------
                                            Name: Warren Stanchina
                                            Title:   President

                               NORTHSHORE DEVELOPMENT, LTD.,
                                   a Texas limited partnership

                                   By:   Northshore U.S. Golf, Inc.,
                                         its General Partner


                                        By:
                                           ------------------------------------
                                            Name: Warren Stanchina
                                            Title:   President


                               U.S. GOLF PELICAN STRAND, INC.,
                                   a Florida corporation


                               By:
                                  ------------------------------------
                                   Name:    Warren Stanchina
                                   Title:   President


                               U.S. GOLF PINEHURST PLANTATION, LTD.,
                                   a Florida limited partnership

                                   By:   U.S. Golf (Plantation), Inc.,
                                         its General Partner


                                        By:
                                           ------------------------------------
                                            Name: Warren Stanchina
                                            Title:   President

                               FSD GOLF CLUB, LTD.,
                                   a Florida limited partnership

                                   By:   U.S. Golf (FSD), Inc.,
                                         its General Partner


                                        By:
                                           ------------------------------------
                                            Name: Warren Stanchina
                                            Title:   President


                               RH HOLDINGS, INC., a Utah corporation


                               By:_______________________________
                                   Name:    Warren Stanchina
                                   Title:   President


                               WEDGEFIELD LIMITED PARTNERSHIP,
                                   a Michigan limited partnership

                                   By:   U.S. Golf (Wedgefield), Inc.,
                                         its General Partner


                                        By:
                                           ------------------------------------
                                            Name: Warren Stanchina
                                            Title:   President


                               ARLINGTON LAKES, L.P.,
                                   a Texas limited partnership

                                   By:   GCA Texas Development, Inc.,
                                         its General Partner


                                        By:
                                           ------------------------------------
                                            Name: Warren Stanchina
                                            Title:   President

                                    Exhibit A



         Allocated Loan Amount, Appraised Values, Minimum Release Prices

                                 (See Attached)

                                    Exhibit E

                              Structure of Borrower

                                    Exhibit K

                                  Reserve Data

                                                 At Closing        By 1/1/2000

Initial Advance (Section 1.1):                  $44,450,000

Construction Escrow Account (Section 2.8.1)     $ 3,232,861.36   $4,267,138.64

Tax and Insurance Deposit (Section 8.1.1)       $   223,784.08

Replacement Reserve Contribution (Sec. 8.2.1)   $     4,863.73

Replacement Reserve Cap (Section 8.2.1)         $    58,367.09

Interest Reserve (Section 8.3.1)                $ 6,000,000

Working Capital Reserve (Section 8.5.1)         $ 1,500,000

                                    Exhibit L



                                 (See attached)

                                    Exhibit M

                              Allocated Loan Amount

     Commercial Parcel                                     $30,000,000

     Residential Parcel                                    $ 8,500,000

     Golf Parcel                                           $ 3,000,000

                                    Exhibit N
                                 Projected Price

                                       14